Exhibit 10.6

EXECUTION COPY

FOURTH AMENDMENT

TO THE CREDIT AGREEMENT

dated as of February 13, 2009

Among

CASCADES INC.
CASCADES USA INC.
CASCADES EUROPE SAS
(as Borrowers)

— and —

SCOTIA CAPITAL
(as Lead Arranger for the extension
of the Unsecured Revolving Facility)

— and —

NATIONAL BANK FINANCIAL
(as Lead Arranger for the amendments
to the financial covenant)

NATIONAL BANK OF CANADA
THE BANK OF NOVA SCOTIA
(as Co-Administrative Agents)

— and —

THE LENDERS
FROM TIME TO TIME PARTY HERETO

MCCARTHY TÉTRAULT LLP

FOURTH AMENDMENT TO THE DECEMBER 29, 2006 CASCADES CREDIT AGREEMENT made as of February 13, 2009.

BETWEEN:	CASCADES INC. (“Cascades”)

AND :	CASCADES USA INC.

AND :	CASCADES EUROPE SAS

(each a “Borrower” and collectively, the “Borrowers”)

AND:	THE BANK OF NOVA SCOTIA

(as “Agent”)

AND:	NATIONAL BANK OF CANADA

(as “Co-Agent”)

RECITALS

A.                                   The Borrowers, the Agent, the Co-Agent and the Lenders are party to a credit agreement dated as of December 29, 2006, as amended as of June 27, 2007, March 28, 2008 and May 22, 2008 (the “Credit Agreement”).

B.                                     The Lenders have been requested by a request for amendments dated January 27, 2009 (as revised on February 3, 2009) to agree to amendments described below to the Credit Agreement.

C.                                     The foregoing request has been agreed on by the Majority Lenders, and the Borrowers, the Agent and the Co-Agent wish to amend the Credit Agreement to give effect to the amendments contemplated in the request.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.                                      Interpretation

1.1                                 Capitalized terms used herein and defined in the Credit Agreement have the meanings assigned to them in the Credit Agreement unless otherwise defined herein.

1.2                                 This Agreement may be referred to as the Fourth Amendment to the December 29, 2006 Cascades Credit Agreement.

1.3                                 Any reference to the Credit Agreement in any Credit Document refers to the Credit Agreement as amended hereby.

2.                                      Amendments to the Credit Agreement

2.1                                 Section 1.1 of the Credit Agreement is amended by deleting clause (ii) in the definition of Credit Parties and replacing it with the following:

“(ii) Metro Waste Paper Recovery Inc. and its Subsidiaries until such time when all of the outstanding shares of Metro Waste Paper Recovery Inc. carrying voting rights in all circumstances are directly or indirectly held by Cascades;”

2.2                                 Section 1.1 of the Credit Agreement is amended by the addition of the following at the end of the current text of the definition of “Funded Debt to Capitalization Ratio”:

“provided that for the purposes of the calculation of this ratio,

(a)                                  the mark-to-market value of Hedging Agreements relating to obligations for monies borrowed or raised in US Dollars (i) if positive, will be deducted from Funded Debt and (ii) if negative, will be included in Funded Debt;

(b)                                 preferred shares redeemable in cash at the option of the issuer with no possibility of redemption prior to the Revolving Facility Maturity Date and the Term Facility Maturity Date or convertible in shares of another class at the option of the issuer or holder thereof may be included in shareholders’ equity (and excluded from Funded Debt) even if they are treated as liabilities under GAAP.”

2.3                                 The Unsecured Revolving Facility is terminated and cancelled and all provisions of the Credit Agreement relating thereto are to be read and are amended accordingly.

2.4                                 A new Section 1.2(e) is added to the Credit Agreement as follows:

“Notwithstanding Section 1.2(c), Cascades will designate Metro Waste Paper Recovery Inc. (and may designate any Subsidiary thereof) as a Designated Subsidiary once Metro Waste Paper Recovery Inc. becomes a Credit Party regardless of the fact that Metro Waste Paper Recovery Inc. may not be at such time or thereafter a wholly-owned Subsidiary of Cascades.”

2.5                                 Sections 14.1 and 14.2 of the Credit Agreement is deleted and replaced by the following:

“14.1       Funded Debt to Capitalization Ratio

Cascades must maintain at all times, on an adjusted consolidated basis, a Funded Debt to Capitalization Ratio of not more than 65%.

14.2         Interest Coverage Ratio

Cascades must maintain at all times, on an adjusted consolidated basis, an Interest Coverage Ratio not less than 2.25:1.00.”

2.6                                 Schedule “A” to the Credit Agreement is amended by replacing the pricing grids therein by the pricing grids in the attached Annex. Modifications of Rates resulting from such replacement will give rise to adjustments to Acceptance and Letter of Credit fees previously calculated in the same manner as provided in paragraph 4 of Schedule “A” for modifications resulting from a change in a Rating.

3.                                      Effectiveness

This Agreement will become effective on the date hereof.

4.                                      Cost and Expenses

4.1                                 Cascades must pay to each Lender who has consented to the amendments described in Section 2 hereof no later than at 5:00 p.m. on February 12, 2009 an amendment fee equal to 25 bps on such Lender’s total Commitment under the Facilities at such time (excluding however its Commitment under the Unsecured Revolving Facility).

4.2                                 The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and implementation and administration of this Agreement including the reasonable fees and expenses of counsel for the Agent and the Co-Agent.

5.                                      Confirmation

5.1                                 Each of the Borrowers represents to the Agent and the Lenders that the representations and warranties set forth in the Credit Agreement are still true and correct in all material respects and that this Agreement (i) has been duly authorized by all necessary corporate actions, (ii) constitutes a valid and binding obligation of the Borrowers and (iii) will not result in any Default or Event of Default.

5.2                                 The Agent and the Co-Agent confirm that the Majority Lenders have consented to the amendments described in Section 2.

6.                                      Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by electronic mail will be effective as delivery of a manually executed counterpart of this Agreement.

7.                                      Governing Law

This Agreement is governed by, and construed in accordance with, the laws of the Province of Quebec and of the laws of Canada applicable therein.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

Cascades Inc.

per:

(s) Robert F. Hall

Cascades USA Inc.

per:

(s) Robert F. Hall

Cascades Europe SAS

per:
(s) Robert F. Hall

The Bank of Nova Scotia, as Agent

per:
(s) Robert Boomhour
Director

National Bank of Canada, as Co-Agent

per:
(s) Dominic Albanese
Director

per:
(s) Roch Ledoux
Director

We, the undersigned, as Designated Subsidiaries and guarantors under the Credit Agreement, hereby agree with the terms of this Fourth Amending Agreement.

CASCADES BOXBOARD U.S., INC.
CASCADES CANADA INC.
CASCADES PAPERBOARD INTERNATIONAL INC.
6265642 CANADA INC.
SCIERIE LEMAY INC.
RABOTAGE LEMAY INC.
DOPACO, INC.
DOPACO PACIFIC LLC
DOPACO LIMITED PARTNERSHIP
DOPACO CANADA, INC.
GARVEN INCORPORATED
CONFERENCE CUP LTD.
CASCADES BOXBOARD GROUP — CONNECTICUT LLC
CASCADES AUBURN FIBER INC.
CASCADES MOULDED PULP, INC.
CASCADES PLASTICS INC.
CASCADES FINE PAPERS GROUP INC.
CASCADES FINE PAPERS GROUP (SALES) INC.
CASCADES FINE PAPERS GROUP (USA) INC.
W.H. SMITH PAPER CORPORATION
CASCADES TISSUE GROUP — ARIZONA INC.
CASCADES TISSUE GROUP — IFC DISPOSABLES INC.
CASCADES TISSUE GROUP — NEW YORK INC.
CASCADES TISSUE GROUP — NORTH CAROLINA INC.
CASCADES TISSUE GROUP — OREGON INC.
CASCADES TISSUE GROUP — PENNSYLVANIA INC.
CASCADES TISSUE GROUP — WISCONSIN INC.
CASCADES TISSUE GROUP — TENNESSEE INC.
CASCADES TISSUE GROUP — SALES INC.
CASCADES TISSUE GROUP — PICKERING INC.
CASCADES TISSUE GROUP — MARYLAND LLC
NORAMPAC HOLDING US INC.
NORAMPAC NEW YORK CITY INC.
NORAMPAC LEOMINSTER INC.
NORAMPAC FINANCE US INC.
NORAMPAC INDUSTRIES INC.
NORAMPAC DELAWARE LLC

NORAMPAC THOMPSON INC.
NORAMPAC SCHENECTADY INC.
CASCADES TRANSPORT INC.
KINGSEY FALLS INVESTMENTS INC.
CASCADES ENERGY INITIATIVE INC.
CASCADES DELAWARE LLC
NORAMPAC INC.
CASCADES ENVIROPAC HPM LLC

6806813 CANADA INC.

6806805 CANADA INC.

6806783 CANADA INC.

each of the foregoing entities being represented by Robert F. Hall, duly authorized as he so declares:

(s) Robert F. Hall

A N N E X

APPLICABLE MARGINS OR RATES

Revolving Facility

Rating	Prime, US Base	Acceptance Fee / Libor European Rate/L/C Fee	Stand-By Fee
BBB/Baa2 or Higher	165 bps	265 bps	65 bps
BBB-/Baa3	175 bps	275 bps	70 bps
BB+/Bal	195 bps	295 bps	75 bps
BB/Ba2	225 bps	325 bps	80 bps
BB-/Ba3 or Lower	250 bps	350 bps	87.5 bps

Term Loan

Rating	Prime, US Base	Acceptance Fee / Libor
BBB-/Baa3 or Higher	187.5 bps	287.5 bps
BB+/Bal	207.5 bps	307.5 bps
BB/Ba2	237.5 bps	337.5 bps
BB-/Ba3 or Lower	262.5 bps	362.5 bps